Vanguard Treasury Money Market Fund

Supplement to the Prospectus and Summary Prospectus

Important Note Regarding Vanguard Treasury Money Market Fund

Vanguard Treasury Money Market Fund (the Fund) will no longer accept additional investments from any financial advisor, intermediary, or institutional accounts, including those of defined contribution plans. Furthermore, the Fund is no longer available as an investment option for defined contribution plans.

The Fund is closed to new accounts and will remain closed until further notice. During the Fund’s closed period, current retail shareholders may continue to purchase, exchange, or redeem shares of the Fund online, by telephone, or by mail. The Fund reserves the right to limit additional daily purchases by current retail shareholders to a maximum of $10,000 during the Fund’s closed period.

The Fund may modify these transaction policies at any time and without prior notice to shareholders. You may call Vanguard for more detailed information about the Fund’s transaction policies. Participants in employer-sponsored plans may call Vanguard Participant Services at 800-523-1188. Investors in nonretirement accounts and IRAs may call Vanguard’s Investor Information Department at 800-662-7447.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 11C 122015